                                                                    EXHIBIT 99.2




FOR IMMEDIATE RELEASE                       CONTACT:  Jim Bauer
                                                      Investor Relations
                                                      (678) 473-2647
                                                      jim.bauer@arrisi.com

                         ARRIS ANNOUNCES FOURTH QUARTER
                           AND FULL YEAR 2002 RESULTS

DULUTH, GA. (FEBRUARY 4, 2003) ARRIS (NASDAQ:ARRS) a global telecommunications technology leader, today announced financial results for the fourth quarter and full year 2002 that exceeded the Company's previously provided guidance range for the quarter and were well ahead of consensus analyst earnings estimates.

The Company generated over $51 million of cash from operations during the quarter and over $117 million during the full year 2002. The cash balance at year end was $98.4 million, up from the third quarter level of $94.0 million. During the quarter the Company redeemed $75.7 million of convertible notes and at year end had $23.9 million of convertible notes outstanding, due May 15, 2003. The Company ended the year with no amounts outstanding on its revolving credit facility and has not drawn on the facility since September 2001.

The Company has adopted SFAS 144 "Accounting for the Impairment or Disposal of Long-Lived Assets" with respect to its Actives and Keptel product lines which were sold in 2002. As a result, these two product lines have been accounted for as discontinued operations and all current and historical results have been reclassified accordingly. The Company has provided supplemental Consolidated Statements of Operations for the fourth quarter 2002 and full year 2002, before the implementation of SFAS 144, for comparative purposes.

FINANCIAL HIGHLIGHTS:
- Revenue in the fourth quarter was $122.4 million ($137.4 million including the discontinued operations), which was at the high end of the previously announced guidance range. For the full year 2002 revenue was $651.9 million ($720.7 million including the discontinued operations) up 4% as compared to $628.3 million in 2001.

- On a GAAP basis, net income (loss) per share for the fourth quarter was $(1.14) and compares to $(0.18) in the fourth quarter 2001. For the full year 2002 net income (loss) per share was $(2.33) which compares to $(3.13) in

2001. Various unusual items, including goodwill impairment charges, are included in net income (loss) for both the quarter and the year, the details of which are described in an attached schedule.

- Cash earnings (net income plus intangible amortization) per share, excluding unusual items, were $0.02 in the fourth quarter, including foreign exchange gains of approximately $0.02, exceeding the Company's previous guidance. For the full year, cash earnings per share, excluding unusual items, were $0.28 in 2002 as compared to a loss of $(0.30) in 2001.

- Cash on hand at year end was $98.4 million with zero drawn on the revolving credit facility.

- $75.7 million of convertible notes were redeemed in the fourth quarter, leaving a year end balance of $23.9 million, due May 2003.

- $51.3 million of cash from operations was generated in the fourth quarter, $117.3 million for the full year 2002.

FINANCIAL DETAILS:
Fourth quarter revenues were $122.4 million ($137.4 million including the discontinued operations) down from third quarter revenues of $180.6 million ($197.6 million including the discontinued operations). The decline reflects lower purchases of the Company's Broadband products, specifically from Comcast/AT&T Broadband. Revenues for the full year 2002 were $651.9 million ($720.7 million including the discontinued operations) which compares to $628.3 million in 2001, or up 4% year over year. On a GAAP basis, net income (loss) for the fourth quarter was $(94.1) million or $(1.14) per share, as compared to $0.04 per share in the third quarter and $(0.18) per share in the fourth quarter 2001. During the quarter, the Company posted unusual items aggregating $(87.0) million, or $(1.05) per share comprised of: a charge for goodwill impairment in accordance with SFAS 142 of $(70.2) million, net gains on the sales of the Actives and Keptel product lines of $4.6 million, net gains related to the redemption of convertible notes of $2.0 million, $(12.4) million of charges related to the write-down to market of several investments in technology start-ups and investments in marketable securities, and, severance, asset impairment and other charges of $(11.0) million. GAAP net income (loss) for 2002 was $(191.2) million or $(2.33) per share which compares to $(3.13) per share in 2001. Included in the net loss for 2002 were unusual items aggregating $(179.4) million, the most significant of which were charges related to goodwill impairment aggregating $(128.2) million. Cash earnings (net income plus intangible amortization) per share in the fourth quarter, before unusual items, were $0.02, including a $0.02 foreign currency gain, exceeding the Company's prior guidance and compare to $0.10 in the third quarter and $0.00 in the fourth quarter 2001. Cash earnings per share, before unusual items, for 2002 were $0.28 and compare to $(0.30) for 2001. Supplemental schedules detailing Unusual Items and Cash Earnings are attached.

As a result of the sale of the Company's Keptel and Actives product lines, starting with the fourth quarter of 2002, revenues from the remaining product lines within the Transmission, Optical & Outside Plant product category will now be combined and reported with the Supplies & Services revenues. Supplies & Services revenues during the quarter were $43.3 million and compare to $48.2 million in the prior quarter and primarily reflect lower purchases by Comcast/AT&T Broadband of local power supplies for use with voiceports. Broadband revenues were $79.1 million in the fourth quarter, down from the third quarter level of $132.3 million reflecting the lower level of sales to Comcast/AT&T Broadband during the quarter. International sales were $26.3 million in the quarter and compare to $34.0 million in the third quarter. The decrease predominately relates to lower shipments to Cabovisao which is in the process of restructuring its credit facility. However, the Company received partial payment of its accounts receivable from Cabovisao in January 2003 and has resumed shipments to it on a limited basis. The Company continues to monitor the results of the financing efforts by Cabovisao. Sales to Comcast/AT&T Broadband were $35.0 million in the quarter and compare to $89.5 million in the third quarter. Backlog at year end 2002 was $43.9 million compared to $56.0 million at the end of the third quarter. Bookings in the fourth quarter were $110.2 million as compared to $109.8 million in the third quarter.

Selling, general, administrative and development expenses from continuing operations were $39.0 million in the quarter, down $7.1 million from the third quarter. The decrease in expenses is the result of cost reduction activities implemented in the last half of 2002 and the discontinuance of the agency fee paid to Nortel Networks related to certain international customers.

"ARRIS has undergone a positive transformation during 2002 that positions us strongly for the coming years" said Bob Stanzione, ARRIS President & CEO. "We completed the outsourcing of all of our manufacturing, dramatically improved our balance sheet, divested underperforming assets and at the same time have demonstrated market leadership in new technologies such as Voice over IP and next generation high speed data products. Although our industry experienced considerable turmoil during the past year, we took the necessary actions to lower our breakeven point and continued to aggressively invest in our future. These investments and our markedly improved financial position gives us the flexibility to continue to grow the business," concluded Stanzione.

Also during the quarter, the Company announced significant orders from Comcast and Susquehanna Communications for its market leading Cadant(R) C-4(TM) cable modem termination system (CMTS).

"We have clearly exceeded our goals in improving our balance sheet during 2002," said Larry Margolis, ARRIS EVP & CFO. "For the second year in a row we exited the fourth quarter with no amounts owed under our revolving credit facility. At the same time, we have repurchased almost all of our outstanding convertible notes while maintaining our cash resources at an all time quarter-end high. Although our industry appears to have begun to emerge from the uncertainties that plagued 2002, it still remains difficult to forecast beyond the current quarter. We now believe that first quarter 2003 revenues, adjusted for the sale of the two product lines, should be in the range of $120 million to $130 million with cash earnings (net income plus intangible amortization), excluding unusual items, in a range of $(0.03) to $0.03 per share."

ARRIS management will conduct a conference call at 8:30am EST on Wednesday February 5, 2003 to discuss these results in detail. You may participate in this conference call by dialing (877) 691-0897 prior to the start of the call and providing the ARRIS Group Inc. name and Jim Bauer as the moderator. Please note that ARRIS will not accept any calls related to this earnings release during the period between the 4:30pm EST release on February 4th and the completion of the scheduled conference call at 8:30am EST on February 5, 2003.

ARRIS provides broadband local access networks with innovative high-speed data and telephony systems for the delivery of voice, video and data to the home and business. ARRIS complete solutions enhance the reliability and value of converged services from the network to the subscriber. Headquartered in Duluth, Georgia, USA, ARRIS has design, engineering, distribution, service and sales office locations throughout the world. Information about ARRIS' products and services is found at www.arrisi.com.

Forward-looking statements:
Certain information and statements contained in this press release constitute forward-looking statements with respect to the financial condition, results of operations, and business of ARRIS. Statements that are based on current expectations, estimates, forecasts, and projections about the markets in which the Company operates and management's beliefs and assumptions regarding these markets are forward-looking statements. The Company cautions that any forward-looking statements made are not guarantees of future performance.

         Statements made in this press release, including those related to:

         - achievement and timing of results based on management's actions;
         -        first quarter 2003 revenues and earnings;
         -        the general market outlook; and
         - the timing of improvements in industry conditions are forward-looking statements. These statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements. Among other things,

         - projected results for the first quarter 2003 are based on preliminary estimates, assumptions and projections that management believes to be reasonable at this time, but are beyond management's control;
         - because the market in which ARRIS operates is volatile, actions taken and contemplated may not achieve the desired impact relative to changing market conditions and the success of these strategies will be dependent on the effective implementation of those plans while minimizing organizational disruption; and
         - several of the substantial participants in our industry are in a weakened financial condition which could directly or indirectly cause a reduced demand for our products or other unexpected consequences, additionally, we cannot be certain if or when the general uncertainty in our industry will stabilize or improve.

In addition to the factors set forth elsewhere in this release, other factors that could cause results to differ from current expectations include: the impact of rapidly changing technologies; the impact of competition on product development and pricing; the ability of ARRIS to react to changes in general industry and market conditions including regulatory developments; rights to intellectual property, market trends and the adoption of industry standards; and consolidations within the telecommunications industry of both the customer and supplier base. These factors are not intended to be an all-encompassing list of risks and uncertainties that may affect the Company's business. Additional information regarding these and other factors can be found in ARRIS' reports filed with the Securities and Exchange Commission. In providing forward-looking statements, the Company is not undertaking any obligation to update publicly or otherwise these statements, whether as a result of new information, future events or otherwise.


                                       ###

                                ARRIS GROUP, INC.
                           Consolidated Balance Sheets
                                 (in thousands)


                                                                 DECEMBER 31   SEPTEMBER 30   JUNE 30      MARCH 31    DECEMBER 31,
                                                                     2002         2002          2002         2002         2001
                                                                               (UNAUDITED)   (UNAUDITED)  (UNAUDITED)
                                                                 -----------   ------------  -----------  -----------  ------------
ASSETS

Current assets:
         Cash and cash equivalents                                 $  98,409    $  94,037    $  53,212    $  27,357    $   5,337
         Accounts receivable, net                                     78,743      132,418      143,073      125,081      118,264
         Accounts receivable from Nortel                               2,212        2,930        3,177        8,299       18,857
         Other receivables                                             3,154        3,766        6,292       12,525       10,049
         Inventories                                                 104,203      113,874      122,550      122,626      137,132
         Income taxes recoverable                                         --           --       12,629       12,853        5,066
         Investment held for resale                                      137           83          225          581          795
         Current assets - discontinued operations                         --       22,830       26,190       51,665       64,835
         Other current assets                                         14,834       18,905       21,057       23,857       19,185
                                                                   ---------    ---------    ---------    ---------    ---------
             Total current assets                                    301,692      388,843      388,405      384,844      379,520

Property, plant and equipment, net                                    34,540       40,528       42,510       44,399       41,623
Goodwill                                                             151,265      222,507      223,561      223,301      259,062
Intangibles                                                           64,843       74,318       83,026       97,734       44,488
Investments                                                            4,594       12,387       12,593       14,079       14,037
Deferred income taxes, net                                                --           --           --           --           --
Other assets                                                           6,478       10,721       10,078       11,154       13,385
                                                                   ---------    ---------    ---------    ---------    ---------

                                                                   $ 563,412    $ 749,304    $ 760,173    $ 775,511    $ 752,115
                                                                   =========    =========    =========    =========    =========


LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
         Accounts payable                                          $  24,253    $  43,383    $  53,073    $  41,806    $  18,620
         Accrued compensation, benefits and related taxes             23,423       27,238       25,181       28,272       32,747
         Accounts payable and accrued expenses - Nortel               11,303       13,095       19,643       13,042       25,411
         Current portion of long-term debt                            23,887       99,598       99,598           --           --
         Current portion of capital lease obligations                  1,120        1,142        1,163        1,122           --
         Other accrued liabilities                                    44,360       41,037       44,619       45,219       41,684
                                                                   ---------    ---------    ---------    ---------    ---------
             Total current liabilities                               128,346      225,493      243,277      129,461      118,462

Capital lease obligations, net of current portion                        158          389          615          899           --
Long-term debt                                                            --           --           --      115,000      115,000
                                                                   ---------    ---------    ---------    ---------    ---------
             Total liabilities                                       128,504      225,882      243,892      245,360      233,462

Membership interest - Nortel                                         114,518      111,768      109,110      106,610      104,110
                                                                   ---------    ---------    ---------    ---------    ---------
             Total liabilities & membership interest                 243,022      337,650      353,002      351,970      337,572

Stockholders' equity:
         Preferred stock                                                  --           --           --           --           --
         Common stock                                                    831          830          828          807          755
         Capital in excess of par value                              603,563      603,639      603,109      578,829      507,650
         Unearned compensation                                        (1,649)      (2,010)      (2,175)      (2,618)        (577)
         Unrealized holding gain (loss) on marketable securities         227       (3,469)      (3,656)      (3,170)      (3,211)
         Unfunded pension losses                                      (1,219)          --           --           --           --
         Retained earnings                                          (281,329)    (187,283)    (190,769)    (150,056)     (90,162)
         Cumulative translation adjustments                              (34)         (53)        (166)        (251)          88
                                                                   ---------    ---------    ---------    ---------    ---------
             Total stockholders' equity                              320,390      411,654      407,171      423,541      414,543
                                                                   ---------    ---------    ---------    ---------    ---------
                                                                   $ 563,412    $ 749,304    $ 760,173    $ 775,511    $ 752,115
                                                                   =========    =========    =========    =========    =========

                                ARRIS GROUP, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                        (IN THOUSANDS, EXCEPT SHARE DATA)




                                                                               THREE MONTHS ENDED           TWELVE MONTHS ENDED
                                                                                  DECEMBER 31,                   DECEMBER 31,
                                                                               -----------------------     -----------------------
                                                                                 2002           2001          2002           2001
                                                                               ---------     ---------     ---------     ----------
Net sales                                                                      $ 122,407     $ 162,131     $ 651,883     $ 628,323
Cost of sales                                                                     79,682       108,608       425,231       479,663
                                                                               ---------     ---------     ---------     ---------
     Gross profit                                                                 42,725        53,523       226,652       148,660
Operating expenses:
     Selling, general, administrative and development                             39,023        42,823       200,574       129,743
     In-process R&D write-off                                                         --            --            --        18,800
     Restructuring and impairment charges                                          7,113         4,000         7,113        11,602
     Impairment of goodwill                                                       70,209            --        70,209            --
     Amortization of goodwill                                                         --           780            --         3,256
     Amortization of intangibles                                                   8,708         4,292        34,494         7,012
                                                                               ---------     ---------     ---------     ---------
                                                                                 125,053        51,895       312,390       170,413
                                                                               ---------     ---------     ---------     ---------
Operating income (loss)                                                          (82,328)        1,628       (85,738)      (21,753)

Interest expense                                                                     966         1,819         5,524         9,296
Membership interest                                                                2,750         2,501        10,409         4,110
Loss (gain) on debt retirement                                                    (1,974)           --         7,302            --
Loss (gain) on investments                                                        12,423           (82)       14,894           767
Other (income) expense, net                                                         (776)          506        (2,654)        9,892
                                                                               ---------     ---------     ---------     ---------
     Income (loss) from continuing operations before income taxes                (95,717)       (3,116)     (121,213)      (45,818)

Income tax expense (benefit)                                                          --            --        (6,800)       35,588
                                                                               ---------     ---------     ---------     ---------

     Net income (loss) from continuing operations                                (95,717)       (3,116)     (114,413)      (81,406)

Discontinued Operations:
     Income (loss) from discontinued operations (including a net gain on disposals of $4,577 for the three months ended 12/31/02 and a net
     loss on disposals of $(3,959) for the twelve months ended 12/31/02)           1,671       (10,444)      (18,794)      (92,441)
     Income tax expense (benefit)                                                     --            --            --        (7,969)
                                                                               ---------     ---------     ---------     ---------
       Income (loss) from discontinued operations                                  1,671       (10,444)      (18,794)      (84,472)
                                                                               ---------     ---------     ---------     ---------

       Net income (loss) before extraordinary loss and cumulative effect of
         accounting change                                                       (94,046)      (13,560)     (133,207)     (165,878)

Extraordinary loss                                                                    --            --            --         1,853
Cumulative effect of accounting change - goodwill                                     --            --        57,960            --
                                                                               ---------     ---------     ---------     ---------

     Net income (loss)                                                         $ (94,046)    $ (13,560)    $(191,167)    $(167,731)
                                                                               =========     =========     =========     =========

Net income (loss) per common share:
     Basic:  Income (loss) from continuing operations                          $   (1.16)    $   (0.04)    $   (1.40)    $   (1.52)
               Income (loss) from discontinued operations                           0.02         (0.14)        (0.23)        (1.58)
               Extraordinary loss                                                     --            --            --         (0.03)
               Cumulative effect of accounting change                                 --            --         (0.71)           --

                                                                               ---------     ---------     ---------     ---------
     Basic:  Net income (loss)                                                 $   (1.14)    $   (0.18)    $   (2.33)    $   (3.13)
                                                                               =========     =========     =========     =========

     Diluted: Income (loss) from continuing operations                         $   (1.16)    $   (0.04)    $   (1.40)    $   (1.52)
                Income (loss) from discontinued operations                          0.02         (0.14)        (0.23)        (1.58)
                Extraordinary loss                                                    --            --            --         (0.03)
                Cumulative effect of accounting change                                --            --         (0.71)           --

                                                                               ---------     ---------     ---------     ---------
   Diluted: Net income (loss)                                                  $   (1.14)    $   (0.18)    $   (2.33)    $   (3.13)
                                                                               =========     =========     =========     =========

Weighted average common shares:
Basic                                                                             82,666        75,398        81,934        53,624
                                                                               =========     =========     =========     =========
Diluted                                                                           82,666        75,398        81,934        53,624
                                                                               =========     =========     =========     =========

SUPPLEMENTAL INFORMATION TO THE STATEMENTS OF OPERATIONS:
Excluding the effects of unusual items - see attached page for details

Gross profit                                                                   $  42,831     $  56,302     $ 229,886     $ 161,248
                                                                               =========     =========     =========     =========
Operating income (loss)                                                        $  (3,548)    $   8,407     $  13,669     $  24,993
                                                                               =========     =========     =========     =========
Net income (loss) from continuing operations                                   $  (6,488)    $   3,581     $    (428)    $   1,808
                                                                               =========     =========     =========     =========
Net income (loss) from discontinued operations                                 $    (528)    $  (8,835)    $ (11,365)    $ (30,039)
                                                                               =========     =========     =========     =========
Net income (loss) before extraordinary loss and cumulative effect
  of accounting change                                                            (7,016)       (5,254)      (11,793)      (28,231)
                                                                               =========     =========     =========     =========
Net income (loss)                                                              $  (7,016)    $  (5,254)    $ (11,793)    $ (28,231)
                                                                               =========     =========     =========     =========

Net loss per common share:
Basic and diluted                                                              $   (0.08)    $   (0.07)    $   (0.14)    $   (0.53)
                                                                               =========     =========     =========     =========

   Net cash income (loss) per diluted common share:
   Including the effect of unusual items                                       $   (1.03)    $   (0.11)    $   (1.91)    $   (2.91)
                                                                               =========     =========     =========     =========
Excluding the effect of unusual items                                          $    0.02     $   (0.00)    $    0.28     $   (0.30)
                                                                               =========     =========     =========     =========

                                ARRIS GROUP, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)


                                                                             FOR THE THREE MONTHS ENDED  FOR THE TWELVE MONTHS ENDED
                                                                                   DECEMBER 31,                   DECEMBER 31,
                                                                                 2002           2001         2002          2001
                                                                               ---------     ---------     ---------     ---------
OPERATING ACTIVITIES:
       Net income (loss)                                                       $ (94,046)    $ (13,560)    $(191,167)    $(167,731)
       Adjustments to reconcile net income (loss) to net cash
         provided by (used in) operating activities:
          Depreciation                                                             4,741         5,346        20,400        18,089
          Amortization of goodwill                                                    --         1,184            --         4,872
          Amortization of intangibles                                              8,708         4,292        34,494         7,012
          Amortization of deferred finance fees                                      893           687         2,859         1,772
          Amortization of unearned compensation                                      354           168         1,658         1,076
          Loss from equity investment                                                 --            --            --         8,607
          Provision for doubtful accounts                                          2,678         1,724        29,744         5,820
          Loss (gain) on disposal of fixed assets                                      5            --           322          (448)
          Deferred income taxes                                                       --            --            --        19,273
          Loss (gain) on investments                                              12,423           (82)       14,894           788
          Write-off of acquired in-process R&D                                        --            --            --        18,800
          Impairment of goodwill                                                  70,209            --        70,209         5,877
          Impairment of fixed assets                                                  --            --            --        14,722
          Write-down of inventories                                                   --            --            --        31,970
          Sale of Powering product line                                               --         9,225            --         9,225
          Loss (gain) on debt retirement                                          (1,974)           --         7,302            --
          Loss (gain) on sale of Keptel product line                              (2,378)           --         6,158            --
          Gain on sale of Actives product line                                    (2,199)           --        (2,199)           --
          Cumulative effect of accounting change - goodwill                           --            --        57,960            --
       Changes in operating assets & liabilities, net of effects
         of acquisitions and disposals:
          Accounts receivable                                                     51,715        (4,250)       26,422        17,771
          Other receivables                                                          612        (4,104)        6,895       (10,049)
          Inventory                                                               12,331        50,927        53,431       125,891
          Accounts payable & accrued liabilities                                 (24,254)      (21,443)      (36,628)      (24,644)
          Income taxes recoverable                                                    --            --         5,066        17,895
          Accrued membership interest                                              2,750         4,110        10,409         4,110
          Other, net                                                               8,725        (1,983)         (897)          795
                                                                               ---------     ---------     ---------     ---------
             NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                  51,293        32,241       117,332       111,493

INVESTING ACTIVITIES:
       Purchases of property, plant, and equipment                                (1,391)       (2,114)       (7,923)       (9,556)
       Cash proceeds from sale of property & equipment                                --            --            --         1,061
       Cash proceeds from sale of Keptel product line                                 --            --        30,000            --
       Cash proceeds from sale of Actives product line                            30,000            --        30,000            --
       Cash paid for acquisition                                                      --           841          (874)       (6,852)
       Cash proceeds from sale of investment                                          --            --            60            --
       Other                                                                         (50)       (2,430)          (50)       (3,930)
                                                                               ---------     ---------     ---------     ---------
             NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                  28,559        (3,703)       51,213       (19,277)

FINANCING ACTIVITIES:
       Borrowings under credit facilities                                             --       108,959            --       302,726
       Reductions in borrowings under credit facilities                               --      (136,222)           --      (391,726)
       Payments on capital lease obligations                                        (253)           --          (903)           --
       Payments on debt obligations                                              (73,737)           --       (73,737)           --
       Deferred finance costs paid                                                (1,375)       (1,186)       (1,725)       (7,813)
       Repurchase of stock units                                                    (115)           --          (115)           --
       Proceeds from issuance of stock                                                --           253         1,007         1,146
                                                                               ---------     ---------     ---------     ---------
             NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                 (75,480)      (28,196)      (75,473)      (95,667)

             NET INCREASE IN CASH AND CASH EQUIVALENTS                             4,372           342        93,072        (3,451)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                  94,037         4,995         5,337         8,788
                                                                               ---------     ---------     ---------     ---------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                     $  98,409     $   5,337     $  98,409     $   5,337
                                                                               =========     =========     =========     =========

                              ARRIS GROUP, INC.
                          SCHEDULE OF UNUSUAL ITEMS
                                 (UNAUDITED)
                      (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                    THREE MONTHS ENDED                   TWELVE MONTHS ENDED
                                                                         DECEMBER 31,                         DECEMBER 31,
                                                                  2002              2001                2002                2001
                                                               --------           --------           ---------           ---------
NET INCOME (LOSS), INCLUDING UNUSUAL ITEMS                     $(94,046)          $(13,560)          $(191,167)          $(167,731)

UNUSUAL ITEMS:
  Impacting gross profit
    Inventory write-offs                                             --                 --               2,144               8,534
    Severance related to workforce reduction                        106                 --               1,090               1,275
    Gigared write-off                                                --              2,779                  --               2,779

  Impacting operating (loss) income
    Restructuring and impairment charges                          7,113              4,000               7,113              11,602
    Write-off of acquired in-process R&D                             --                 --                  --              18,800
    Severance related to workforce reduction                      1,352                 --               3,959               3,756
    Allowance for Adelphia receivable                                --                 --              18,893                  --
    Gain from sale of Adelphia receivables                           --                 --              (4,001)                 --
    Impairment of goodwill                                       70,209                 --              70,209                  --

  Impacting discontinued operations
    Inventory write-offs                                             --                 --                  --              25,134
    Gigared write-off                                                --              1,609                  --               1,609
    One-time warranty expense for specific product                   --                 --                  --               4,700
    Restructuring and impairment charges                          2,378                 --               2,378              24,939
    Severance related to workforce reduction                         --                 --                  67                  --
    Loss (gain) on sale of Keptel product line                   (2,378)                --               6,158                  --
    Gain on sale of Actives product line                         (2,199)                --              (2,199)                 --
    Allowance for Adelphia receivable                                --                 --               1,301                  --
    Gain from sale of Adelphia receivables                           --                 --                (276)                 --
    Related tax effect on all items                                  --                 --                  --              (1,949)

  Impacting net (loss) income
    (Gain) loss on debt retirement                               (1,974)                --               7,302                  --
    Losses on investments                                        12,423                (82)             14,076                 767
    Write-off of deferred finance fees                               --                 --                  --               1,853
    Valuation reserves adjustment for deferred taxes                 --                 --                  --              38,117
    Related tax effect on all items                                  --                 --                  --              (2,416)
    Cumulative effect of accounting change - goodwill                --                 --              57,960                  --
    Income tax benefit due to change in tax law                      --                 --              (6,800)                 --
                                                               --------           --------           ---------           ---------
NET EFFECT OF UNUSUAL ITEMS                                      87,030              8,306             179,374             139,500
                                                               --------           --------           ---------           ---------

NET INCOME (LOSS), EXCLUDING UNUSUAL ITEMS                     $ (7,016)          $ (5,254)          $ (11,793)          $ (28,231)
                                                               ========           ========           =========           =========

                                ARRIS GROUP, INC.
                            SCHEDULE OF CASH EARNINGS
                                   (UNAUDITED)
                        (IN THOUSANDS, EXCEPT SHARE DATA)



                                                              FOR THE THREE MONTHS ENDED    FOR THE TWELVE MONTHS ENDED
                                                                     DECEMBER 31,                    DECEMBER 31,
                                                              -----------------------       ---------------------------
                                                                2002            2001            2002            2001
                                                              --------       --------       ---------       ---------
INCLUDING UNUSUAL ITEMS
  Net income (loss)                                           $(94,046)      $(13,560)      $(191,167)      $(167,731)
  Amortization of goodwill and intangibles                       8,708          5,476          34,494          11,884
                                                              --------       --------       ---------       ---------
    Cash earnings                                             $(85,338)      $ (8,084)      $(156,673)      $(155,847)
                                                              ========       ========       =========       =========

Cash EPS, including unusual items                             $  (1.03)      $  (0.11)      $   (1.91)      $   (2.91)
                                                              ========       ========       =========       =========

Weighted average common shares - diluted                        82,666         75,398          81,934          53,624
                                                              ========       ========       =========       =========

EXCLUDING UNUSUAL ITEMS
  Net income (loss)                                           $(94,046)      $(13,560)      $(191,167)      $(167,731)
  Unusual items, net of taxes:
     Allowance for Adelphia receivables                             --             --          20,194              --
     Gain on sale of Adelphia receivables                           --             --          (4,277)             --
     Severance related to workforce reduction                    1,458             --           5,116           5,031
     Write-down of inventory                                        --             --           2,144          33,668
     Losses on investments                                      12,423            (82)         14,076             767
     Write-off of assets related to Argentinean customer            --          4,388              --           4,388
     One-time warranty expense for specific product                 --             --              --           4,700
     Write-off of in-process R&D                                    --             --              --          18,800
     Loss on sale of Keptel product line                        (2,378)            --           6,158              --
     Gain on sale of Actives product line                       (2,199)            --          (2,199)             --
     Loss (gain) on debt retirement                             (1,974)            --           7,302              --
     Restructuring and impairment charges                        9,491          4,000           9,491          36,541
     Impairment of goodwill                                     70,209             --          70,209              --
     Income tax benefit due to change in tax law                    --             --          (6,800)             --
     Valuation reserves adjustment for deferred taxes               --             --              --          38,117
     Cumulative effect of accounting change - goodwill              --             --          57,960              --
     Write-off of deferred finance fees                             --             --              --           1,853
     Related tax effect of above items                              --             --              --          (4,365)
                                                              --------       --------       ---------       ---------
     Net loss before unusual items                              (7,016)        (5,254)        (11,793)        (28,231)
     Amortization of goodwill and intangibles                    8,708          5,476          34,494          11,884
                                                              --------       --------       ---------       ---------
        Cash earnings excluding unusual items                 $  1,692       $    222       $  22,701       $ (16,347)
                                                              ========       ========       =========       =========
       Cash EPS, excluding unusual items                      $   0.02       $   0.00       $    0.28       $   (0.30)
                                                              ========       ========       =========       =========
Weighted average common shares - basic and diluted              82,666         75,398          81,934          53,624
                                                              ========       ========       =========       =========

                                ARRIS GROUP, INC.
               SUPPLEMENTAL CONSOLIDATED STATEMENTS OF OPERATIONS
   WITHOUT THE EFFECT OF IMPLEMENTATION OF SFAS 144 ON DISCONTINUED OPERATIONS
                                   (UNAUDITED)
                        (IN THOUSANDS, EXCEPT SHARE DATA)



                                                                               THREE MONTHS ENDED           TWELVE MONTHS ENDED
                                                                                  DECEMBER 31,                  DECEMBER 31,
                                                                             2002           2001          2002            2001
                                                                           ---------      ---------      ---------      ---------
Net sales                                                                  $ 137,407      $ 183,538      $ 720,659      $ 747,670
Cost of sales                                                                 91,974        133,196        486,249        628,700
                                                                           ---------      ---------      ---------      ---------
     Gross profit                                                             45,433         50,342        234,410        118,970
Operating expenses:
     Selling, general, administrative and development                         42,263         49,602        220,846        165,670
     In-process R&D write-off                                                     --             --             --         18,800
     Restructuring and impairment charges                                      9,491          4,000          9,491         36,541
     Loss (gain) on sale of product line                                      (4,577)            --          3,959             --
     Impairment of goodwill                                                   70,209             --         70,209             --
     Amortization of goodwill                                                     --          1,184             --          4,872
     Amortization of intangibles                                               8,708          4,292         34,494          7,012
                                                                           ---------      ---------      ---------      ---------
                                                                             126,094         59,078        338,999        232,895
                                                                           ---------      ---------      ---------      ---------
Operating profit (loss)                                                      (80,661)        (8,736)      (104,589)      (113,925)

Interest expense                                                                 966          1,825          5,529          9,315
Membership interest                                                            2,750          2,501         10,409          4,110
Loss (gain) on debt retirement                                                (1,974)            --          7,302             --
Loss (gain) on investments                                                    12,423            (82)        14,894            767
Other (income) expense, net                                                     (780)           580         (2,716)        10,142
                                                                           ---------      ---------      ---------      ---------
     Income (loss) before income taxes                                       (94,046)       (13,560)      (140,007)      (138,259)
Income tax (benefit) expense                                                      --             --         (6,800)        27,619
                                                                           ---------      ---------      ---------      ---------

     Net income (loss) before extraordinary loss and
       cumulative effect of accounting change                                (94,046)       (13,560)      (133,207)      (165,878)

Extraordinary loss                                                                --             --             --          1,853
Cumulative effect of accounting change - goodwill                                 --             --         57,960             --
                                                                           ---------      ---------      ---------      ---------
Net income (loss)                                                          $ (94,046)     $ (13,560)     $(191,167)     $(167,731)
                                                                           =========      =========      =========      =========

Net income (loss) per common share
     Basic:  Income (loss) before cumulative effect                        $   (1.14)     $   (0.18)     $   (1.63)     $   (3.09)
             Extraordinary loss                                                   --             --             --          (0.03)
             Cumulative effect of accounting change                               --             --          (0.71)            --
                                                                           ---------      ---------      ---------      ---------
     Basic: Net income (loss)                                              $   (1.14)     $   (0.18)     $   (2.33)     $   (3.13)
                                                                           =========      =========      =========      =========

     Diluted: Income (loss) before cumulative effect                       $   (1.14)     $   (0.18)     $   (1.63)     $   (3.09)
            Extraordinary loss                                                    --             --             --          (0.03)
            Cumulative effect of accounting change                                --             --          (0.71)            --
                                                                           ---------      ---------      ---------      ---------
     Diluted: Net income (loss)                                            $   (1.14)     $   (0.18)     $   (2.33)     $   (3.13)
                                                                           =========      =========      =========      =========

Weighted average common shares
Basic                                                                         82,666         75,398         81,934         53,624
                                                                           =========      =========      =========      =========

Diluted                                                                       82,666         75,398         81,934         53,624
                                                                           =========      =========      =========      =========


SUPPLEMENTAL INFORMATION TO THE STATEMENTS OF OPERATIONS:
Excluding the effects of unusual items - see attached page for details

Gross profit                                                               $  45,539      $  54,730      $ 237,644      $ 163,001
                                                                           =========      =========      =========      =========
Operating income (loss)                                                    $  (4,080)     $    (348)     $   2,247      $ (10,797)
                                                                           =========      =========      =========      =========
Net income (loss)                                                          $  (7,016)     $  (5,254)     $ (11,793)     $ (28,231)
                                                                           =========      =========      =========      =========

Net loss per common share:
Basic and diluted                                                          $   (0.08)     $   (0.07)     $   (0.14)     $   (0.53)
                                                                           =========      =========      =========      =========

Net cash income (loss) per common share:
Basic and diluted - Including the effects of unusual items                 $   (1.03)     $   (0.11)     $   (1.91)     $   (2.91)
                                                                           =========      =========      =========      =========
Basic and diluted - Excluding the effects of unusual items                 $    0.02      $    0.00      $    0.28      $   (0.30)
                                                                           =========      =========      =========      =========